SUPPLEMENT DATED JUNE 30, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR LARGE-CAP GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Large-Cap Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the following is added to the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Caroline Bottinelli, Director	Since 2022